UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

	Shares	Value

Common Stocks—96.8%

Consumer Discretionary—12.6%

Automobiles—0.5%
Suzuki Motor Corp.	1,714,200	$52,040,382

Hotels, Restaurants & Leisure—1.1%
International Game Technology plc	3,020,170	48,866,351

McDonald’s Corp.	548,140	64,757,259

		113,623,610

Internet & Catalog Retail—1.3%
JD.com, Inc., ADR[1]	3,989,441	128,719,314

Leisure Products—0.2%
Nintendo Co. Ltd.	166,700	22,948,231

Media—2.7%
Walt Disney Co. (The)	1,802,540	189,410,903

Zee Entertainment Enterprises Ltd.	13,094,125	86,410,036

		275,820,939

Specialty Retail—3.1%
Industria de Diseno Textil SA	5,555,845	190,655,837

Tiffany & Co.	1,514,018	115,504,433

		306,160,270

Textiles, Apparel & Luxury Goods—3.7%
Brunello Cucinelli SpA	1,690,117	29,791,400

Kering	707,941	120,671,273

LVMH Moet Hennessy Louis Vuitton SE	1,158,110	181,043,493

Tod’s SpA	552,773	43,655,724

		375,161,890

Consumer Staples—5.5%

Beverages—0.5%
Fomento Economico Mexicano SAB de CV, ADR	594,213	54,875,570

Food Products—2.8%
Nestle SA	1,378,959	102,213,488

Unilever plc	4,199,109	179,796,495

		282,009,983

	Shares	Value

Household Products—2.2%
Colgate-Palmolive Co.	3,263,468	$217,412,238

Energy—1.2%

Energy Equipment & Services—0.7%
Technip SA	1,431,810	70,725,750

Oil, Gas & Consumable Fuels—0.5%
Repsol SA	4,321,453	47,047,736

Financials—21.8%

Capital Markets—5.9%
Credit Suisse Group AG1	5,518,763	119,278,899

Deutsche Bank AG	3,632,644	89,160,098

Goldman Sachs Group, Inc. (The)	825,748	148,824,562

Nomura Holdings, Inc.	8,297,700	46,116,068

UBS Group AG	9,950,198	191,480,633

		594,860,260

Commercial Banks—6.5%
Banca Monte dei Paschi di Siena SpA[1]	26,488,847	34,984,254

Banco Bilbao Vizcaya Argentaria SA	11,069,349	80,724,177

Citigroup, Inc.	4,165,020	215,539,785

ICICI Bank Ltd., Sponsored ADR	15,823,639	123,899,094

Societe Generale SA	2,018,566	93,111,380

Sumitomo Mitsui Financial Group, Inc.	2,847,100	107,399,146

		655,657,836

Diversified Financial Services—2.6%
McGraw Hill Financial, Inc.	2,700,459	266,211,248

Insurance—5.7%
Allianz SE	1,027,473	182,022,688

Dai-ichi Life Insurance Co. Ltd. (The)	8,428,700	139,855,422

FNF Group	2,208,660	76,574,242

Prudential plc	7,809,610	174,840,822

		573,293,174

1       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Management & Development—1.1%
DLF Ltd.	66,838,044	$116,018,597

Health Care—17.3%

Biotechnology—7.7%
ACADIA
Pharmaceuticals, Inc.[1]	1,819,789	64,875,478

Biogen, Inc.[1]	350,220	107,289,897

BioMarin Pharmaceutical, Inc.[1]	779,354	81,645,125

Bluebird Bio, Inc.[1]	712,314	45,744,805

Celldex Therapeutics, Inc.[1]	4,822,392	75,615,107

Circassia Pharmaceuticals plc[1,2]	16,970,348	79,854,804

Clovis Oncology, Inc.[1]	675,940	23,657,900

Gilead Sciences, Inc.	1,339,450	135,538,946

Ionis Pharmaceuticals, Inc.[1]	688,411	42,633,293

MacroGenics, Inc.[1]	1,567,284	48,538,785

Medivation, Inc.[1]	607,112	29,347,794

Vertex Pharmaceuticals, Inc.[1]	388,767	48,918,552

		783,660,486

Health Care Equipment & Supplies—2.0%
St. Jude Medical, Inc.	1,000,230	61,784,207

Swiss Medical SA1,2,3	182,400,000	30,900,201

Zimmer Biomet Holdings, Inc.	1,047,054	107,417,270

		200,101,678

Health Care Providers & Services—4.5%
Aetna, Inc.	2,265,689	244,966,295

Anthem, Inc.	1,219,995	170,116,103

Cigna Corp.	182,040	26,637,913

Humana, Inc.	52,541	9,379,094

		451,099,405

Pharmaceuticals—3.1%
Bayer AG	1,169,568	146,735,540

Roche Holding AG	341,103	94,003,938

Shire plc	934,432	64,040,197

	Shares	Value

Pharmaceuticals (Continued)

Theravance Biopharma, Inc.[1]	588,092	$9,638,828

		314,418,503

Industrials—11.4%

Aerospace & Defense—3.0%
Airbus Group SE	3,415,728	229,343,873

Embraer SA, Sponsored ADR	2,694,115	79,584,157

		308,928,030

Air Freight & Couriers—1.2%
United Parcel Service, Inc., Cl. B	1,327,640	127,758,797

Building Products—1.7%
Assa Abloy AB, Cl. B	8,156,827	170,842,146

Construction & Engineering—0.3%
FLSmidth & Co. AS	797,893	27,638,069

Electrical Equipment—2.6%
Emerson Electric Co.	1,405,310	67,215,977

Nidec Corp.	2,081,216	150,643,365

Prysmian SpA	1,904,741	41,664,053

		259,523,395

Industrial Conglomerates—1.9%
3M Co.	929,370	140,000,297

Siemens AG	504,583	48,955,192

		188,955,489

Machinery—0.7%
FANUC Corp.	399,800	68,922,017

Information Technology—24.6%

Communications Equipment—1.4%
Telefonaktiebolaget LM Ericsson, Cl. B	14,965,413	144,965,518

Electronic Equipment, Instruments, & Components—5.0%
Keyence Corp.	300,553	164,957,161

Kyocera Corp.	2,387,300	110,649,458

Murata Manufacturing Co. Ltd.	1,587,104	227,791,808

		503,398,427

2       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Internet Software & Services—7.8%
Alphabet, Inc., Cl. A1	290,790	$226,237,528

Alphabet, Inc., Cl. C1	301,603	228,880,484

eBay, Inc.[1]	3,928,268	107,948,805

Facebook, Inc., Cl. A1	1,746,860	182,826,367

Qihoo 360 Technology Co. Ltd., ADR[1]	630,670	45,919,083

		791,812,267

IT Services—1.6%
Earthport plc[1,2]	38,991,391	14,267,501

PayPal Holdings, Inc.[1]	3,928,268	142,203,301

		156,470,802

Semiconductors & Semiconductor Equipment—2.8%
Maxim Integrated Products, Inc.	5,258,565	199,825,470

SunEdison, Inc.[1]	15,694,881	79,886,944

		279,712,414

Software—6.0%
Adobe Systems, Inc.[1]	2,359,704	221,670,594

Intuit, Inc.	1,916,840	184,975,060

SAP SE	2,490,722	198,389,034

		605,034,688

Materials—0.8%

Chemicals—0.8%
Linde AG	548,625	79,634,752

Telecommunication Services—1.6%

Wireless Telecommunication Services—1.6%
KDDI Corp.	6,051,300	156,649,808

Total Common Stocks (Cost $5,892,554,952)		9,772,113,719

Preferred Stocks—1.9%

Bayerische Motoren Werke (BMW) AG, Preference	2,197,141	184,042,608

	Shares	Value

Preferred Stocks (Continued)

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	294,074,928	$4,000,641

Total Preferred Stocks
(Cost $73,922,192)		188,043,249

	Units

Rights, Warrants and Certificates—0.0%

Repsol SA Rts. Strike Price 1EUR, Exp. 1/7/16[1] (Cost $0)	4,321,453	2,155,620

	Shares

Investment Company—1.4%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[2,4] (Cost $145,328,257)	145,328,257	145,328,257

Total Investments, at Value (Cost $6,111,805,401)	100.1%	10,107,640,845

Net Other Assets (Liabilities)	(0.1)	(8,546,658)

Net Assets	100.0%	$10,099,094,187

3       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR Euro

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	September 30,	Gross	Gross	December 31,
	2015	Additions	Reductions	2015
Circassia Pharmaceuticals plc	16,970,348	—	—	16,970,348
Earthport plc	26,209,011	12,782,380	—	38,991,391
Oppenheimer Institutional Money Market Fund, Cl. E	121,734,074	215,017,141	191,422,958	145,328,257
Swiss Medical SA	182,400,000	—	—	182,400,000

			Value	Income
Circassia Pharmaceuticals plc			$79,854,804	$—
Earthport plc			14,267,501	—
Oppenheimer Institutional Money Market Fund, Cl. E			145,328,257	73,186
Swiss Medical SA			30,900,201	—
Total			$270,350,763	$73,186

3. Restricted security. The aggregate value of restricted securities at period end was $30,900,201, which represents 0.31% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Appreciation
Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$30,900,201	$510,201

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,673,099,117	46.2%
Japan	1,247,972,865	12.4
Germany	928,939,911	9.2
Switzerland	506,976,958	5.0
United Kingdom	497,625,972	4.9
France	465,551,897	4.6
India	330,328,368	3.3
Spain	320,583,369	3.2
Sweden	315,807,664	3.1
Netherlands	229,343,873	2.3
China	174,638,397	1.7
Italy	150,095,431	1.5
Brazil	79,584,157	0.8
Ireland	64,040,197	0.6
Mexico	54,875,570	0.5
Argentina	30,900,202	0.3
Denmark	27,638,069	0.3

4       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings(Continued)	Value	Percent

Cayman Islands	$9,638,828	0.1%

Total	$10,107,640,845	100.0%

5       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended, The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

6       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party
Security Type	pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

7       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Standard inputs generally considered by third-party
Security Type	pricing vendors
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

8       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$547,258,260	$727,216,376	$—	$1,274,474,636
Consumer Staples	272,287,808	282,009,983	—	554,297,791
Energy	—	117,773,486	—	117,773,486
Financials	831,048,931	1,374,992,184	—	2,206,041,115
Health Care	1,333,745,392	384,634,479	30,900,201	1,749,280,072
Industrials	414,559,228	738,008,715	—	1,152,567,943
Information Technology	1,620,373,636	861,020,480	—	2,481,394,116
Materials	—	79,634,752	—	79,634,752
Telecommunication Services	—	156,649,808	—	156,649,808
Preferred Stocks	4,000,641	184,042,608	—	188,043,249
Rights, Warrants and Certificates	—	2,155,620	—	2,155,620
Investment Company	145,328,257	—	—	145,328,257

Total Assets	$5,168,602,153	$4,908,138,491	$30,900,201	$10,107,640,845

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other

9        OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the

10        OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

11       OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,152,747,748

Gross unrealized appreciation	$4,581,705,050
Gross unrealized depreciation	(626,811,953)

Net unrealized appreciation	$3,954,893,097

12       OPPENHEIMER GLOBAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/17/2016